Exhibit 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 2 to

PURCHASE AGREEMENT NUMBER 04761

between

THE BOEING COMPANY

and

United Airlines, Inc.

relating to

Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 2 (SA-2) is entered into as of December 12, 2018 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);

Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to add *** 737-*** Aircraft to the Purchase Agreement as a result of Customer’s *** Aircraft;

WHEREAS, Boeing and Customer have agreed to add *** 737-*** Aircraft and *** 737-*** Aircraft to the Purchase Agreement as a result of Customer’s purchase of such aircraft;

WHEREAS, Boeing and Customer have agreed to add *** 737-*** Aircraft and *** 737-*** Aircraft to the Purchase Agreement;

WHEREAS, Boeing and Customer have agreed to the *** 737-*** Aircraft *** 737-*** Aircraft and *** 737-*** Aircraft;

UAL-PA-04761	SA-2, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-2”).

2.	Tables.

2.1.            Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-2”) is added to the Purchase Agreement to *** 737-*** Aircraft to the Purchase Agreement, including *** 737-*** Aircraft.

2.2.            Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety as a result of the *** 737-*** Aircraft, *** 737-*** Aircraft and *** 737-*** Aircraft.

2.3.            Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-2”) is deleted in its entirety and replaced with a revised Table 1 to add *** 737-*** Aircraft arising from (i) Customer’s purchase of *** 737-*** Aircraft and (ii) Customer’s *** 737-*** Aircraft.

3.	Exhibit and Supplemental Exhibit.

3.1.            Exhibit A entitled “737-8 Aircraft Configuration” (identified by “SA-2”) is added to the Purchase Agreement to incorporate configuration data for the *** 737-8 Aircraft.

3.2.            Supplemental Exhibit BFE1 entitled “BFE Variables for the 737-8 Aircraft” (identified by “SA-2”) is added to the Purchase Agreement to incorporate BFE data for the *** 737-8 Aircraft.

3.3.            Supplemental Exhibit BFE1 entitled “BFE Variables for the 737-10 Aircraft” (identified by “SA-2”) is deleted in its entirety and replaced with a revised BFE1 to incorporate BFE data for the additional *** 737-10 Aircraft.

4.	Letter Agreements.

4.1.            Letter Agreement No. UAL-PA-04761-LA-l801465 entitled “Open Matters 737-10 Aircraft” is deleted in its entirety and is replaced by Letter Agreement No. UAL-PA-04761-LA- l801465R1 entitled “Open Matters 737-8 Aircraft and 737-10 Aircraft” (identified by “SA-2”) to revise applicability to both the 737-8 Aircraft and to the 737-10 Aircraft.

4.2.            Letter Agreement No. UAL-PA-04761-LA-l801467R1 previously entitled “Special Matters – 737-9 Aircraft and 737-10 Aircraft” is deleted in its entirety and is replaced by Letter Agreement No. UAL-PA-04761-LA-l801467R2 entitled “Special Matters - 737-MAX Aircraft” (identified by “SA-2”) to add certain 737-8 Aircraft *** considerations.

4.3.            Letter Agreement No. UAL-PA-04761-LA-l807022 entitled “737-10 *** Aircraft” is deleted in its entirety and is replaced by Letter Agreement No. UAL-PA-04761-LA-l807022R1 entitled “*** Aircraft – 737-*** and 737-***” (identified by “SA-2”) to reflect a *** 737-*** *** Aircraft *** 737-*** Aircraft.

UAL-PA-04761	SA-2, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.4.            Letter Agreement No. UAL-PA-04761-LA-l807490 entitled “737-9 Aircraft ***” is deleted in its entirety and is replaced by Letter Agreement No. UAL-PA-04761-LA-l807490R1 entitled “737-8 Aircraft and 737-9 Aircraft ***” (identified by “SA-2”) to reflect applicability to the 737-8 Aircraft and to the 737-9 Aircraft.

4.5.            With respect to a *** for the 737-8 Aircraft: the parties agree that the 737-8 Aircraft will have a minimum of *** specified Section 2.1.5 of the Attachment to Letter Agreement UAL-PA-03784-LA-1601973R1 entitled “Aircraft *** – *** 737-800 Aircraft and 737-800 *** Aircraft” when ***. Such comparison will use specifically defined standard assumptions, conditions, operating rules and method of compliance (Demonstration Procedure). The parties agree that this Section 4.4 commitment will be superseded once Boeing provides Customer with *** for the 737-8 Aircraft.

5.	Miscellaneous.

5.1.            References:

5.1.1.      Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***”, Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” and Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” are individually and collectively referred to as “Table 1” in the Purchase Agreement.

5.1.2.      Exhibit A entitled “737-8 Configuration”, Exhibit A entitled “737-9 Configuration” and Exhibit A entitled “737-10 Configuration” are individually and collectively referred to as “Exhibit A” in the Purchase Agreement.

5.1.3.      Supplemental Exhibit BFE1 entitled “BFE Variables 737-8 Aircraft”, Supplemental Exhibit BFE1 entitled “BFE Variables 737-9 Aircraft” and Supplemental Exhibit BFE1 entitled “BFE Variables 737-10 Aircraft” are individually and collectively referred to as “Supplemental Exhibit BFE1” in the Purchase Agreement.

5.1.4.      If Boeing or Customer determines that the references and deemed inclusions described in section 5.1 of this SA-2 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

5.2.            Boeing and Customer agree *** in accordance with Letter Agreement UAL-LA-1808863.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04761	SA-2, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04761	SA-2, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-2

1.	737-*** Aircraft Delivery, Description, Price and ***	SA-2

EXHIBITS
A	737-8 Aircraft Configuration	SA-2
A	737-9 Aircraft Configuration	SA-1
A	737-10 Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-04761	Table of Contents, Page 1 of 3	SA-1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463	*** Matters
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R1	Open Matters 737-8 Aircraft and 737-10 Aircraft	SA-2
UAL-PA-04761-LA-1801466	Seller Purchased Equipment
UAL-PA-04761-LA-1801467R2	Special Matters – 737 MAX Aircraft	SA-2
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469	***
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474	*** for the 737-10 Aircraft
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478	Delivery *** Matters
UAL-PA-04761-LA-1807022R1	*** Aircraft – 737-*** and 737-***	SA-2
UAL-PA-04761-LA-1807049	*** for 737-10 Aircraft	SA-1
UAL-PA-04761-LA-1807420	737-9 Aircraft Model ***	SA-1
UAL-PA-04761-LA-1807490R1	737-8 Aircraft and 737-9 Aircraft ***	SA-2

UAL-PA-04761	Table of Contents, Page 2 of 3	SA-1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	September 25, 2018
Supplemental Agreement No. 2	December 12, 2018

UAL-PA-04761	Table of Contents, Page 3 of 3	SA-1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe Escalation Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number		*** Estimate	*** Per Aircraft (Amts. Due/***. Prior to Delivery):
		Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
		Aircraft	(Airframe)		Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

  * Nominal delivery month, subject to revision pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R1 entitled "Open Matters 737-8 Aircraft and 737-10 Aircraft".

Note: Serial Numbers are not yet available but even when provided will be provided as guidance only and are subject to change until delivery.

+ - Subject to confirmation by engine manufacturer

UAL-PA-03776 APR: 84094.TXT	737-*** Aircraft
Table 1, SA-2, Page 1

Boeing / United Airlines, Inc. Proprietary

Table 1 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features: $***				Airframe Escalation Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number		*** Estimate	*** Per Aircraft (Amts. Due/***. Prior to Delivery):
		Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
		Aircraft	(Airframe)		Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

  * Nominal delivery month, subject to revision pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R1 entitled "Open Matters 737-8 Aircraft and 737-10 Aircraft".

Note: Serial Numbers are not yet available but even when provided will be provided as guidance only and are subject to change until delivery.

+ - Subject to confirmation by engine manufacturer

UAL-PA-03776 APR: 84094.TXT	737-*** Aircraft
Table 1, SA-2, Page 2

Boeing / United Airlines, Inc. Proprietary

Table 1 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe Escalation Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number		*** Estimate	*** Per Aircraft (Amts. Due/***. Prior to Delivery):
		Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
		Aircraft	(Airframe)		Delivery *****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

* Nominal *** month, subject to revision pursuant to Letter Agreement number UAL-PA-04761-LA-1801465 entitled "Open Matters 737-10 Aircraft".

Note: Serial Numbers are not yet available but even when provided will be provided as guidance only and are subject to change until delivery.

***

+ - Subject to confirmation by engine manufacturer

UAL-PA-03776 APR: 108190.TXT	737-*** Aircraft
Table 1, SA-2, Page 3

Boeing / United Airlines, Inc. Proprietary

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R1

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	Subject to confirmation	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe*** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	*** Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$***	$***	$***	$***
	Total:	***

* Nominal delivery *** pursuant to §2 of Letter Agreememt UAL-PA-04761-LA-1807022 including any successor thereof.

UAL-PA-04761-112118-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-2, MAX *** Att. A-1, Page 4

Attachment A-2 to Letter Agreement No. UAL-PA-04761-LA-1807022R1

737-*** Option Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	Subject to confirmation	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	*** Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

* Nominal delivery *** pursuant to §2 of Letter Agreememt UAL-PA-04761-LA-1807022 including any successor thereof.

UAL-PA-04761-112118-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-2, MAX *** Att. A-2, Page 5

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for 737-8 Aircraft

UAL-PA-04761-EXA	SA-2
737-8 Aircraft	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number *** pursuant to the provisions of Letter Agreement UAL-PA-04761-LA-1801465R1 entitled “Open Matters 737-8 Aircraft and 737-10 Aircraft”.

UAL-PA-04761-EXA	SA-2
737-8 Aircraft	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	ATTACHMENT 1: *** 737-8 ***		MAX8 Aircraft ***$ Price Per A/C
***	***		***
***	TOTAL - ***:	$	***

UAL-PA-04761-EXA	SA-2
737-8 Aircraft	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1

to Purchase Agreement Number 04761
for 737-8 Aircraft

UAL-PA-04761-Ex BFE1	BFE1 for 737-8 Aircraft, Page 1	SA-2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.             Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***

2.             On-dock Dates and Other Information.

On or before *** aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Attachment 1:

3.              Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

UAL-PA-04761-Ex BFE1	BFE1 for 737-8 Aircraft, Page 2	SA-2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT 1 TO SUPPLEMENTAL EXHIBIT BFE1 TO PURCHASE AGREEMENT NO. 04761
Preliminary On Dock Date Data:

***         ******

Attachment 1 to Supplemental Exhibit BFE1	SA-2
UAL-PA-04761-Ex BFE1	Att. 1 to BFE1 for 737-8 Aircraft, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1

to Purchase Agreement Number 04761
for 737-10 Aircraft

UAL-PA-04761-Ex BFE1	SA-2 BFE1 for 737-10 Aircraft Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.             Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***

2.            On-dock Dates and Other Information.

On or before *** aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Attachment 1.

3.             Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

UAL-PA-04761-Ex BFE1	SA-2 BFE1 for 737-10 Aircraft Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT 1 TO SUPPLEMENTAL EXHIBIT BFE1 TO PURCHASE AGREEMENT NO. 04761

Preliminary On Dock Date Data for 737-10 Aircraft As of the Date of Supplemental Agreement No. 2

Nominal Del Date	Aircraft Qty	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***

Attachment 1 to Supplemental Exhibit BFE1
UAL-PA-04761-Ex BFE1	SA-2 BFE1 for 737-10 Aircraft Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

UAL-PA-04761-LA-1801465R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Open Matters 737-8 Aircraft and 737-10 Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801465.

Given the long period of time between Purchase Agreement signing and delivery of Customer’s first 737-10 Aircraft and first 737-8 Aircraft; and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the configuration of Customer’s Boeing Model 737-8 Aircraft and 737-10 aircraft develops as follows:

1.                  Aircraft Delivery Schedule.

1.1              The scheduled delivery position of the 737-8 Aircraft and the 737-10 Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month***. No later than *** prior to Nominal Delivery Month of Customer’s first 737-8 Aircraft and 737-10 Aircraft, as applicable, in each calendar year, Boeing will provide written notice with a *** of the scheduled delivery month for each 737-8 Aircraft and each 737-10 Aircraft, as applicable, with a Nominal Delivery Month in such calendar year.

1.2              Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and ***.

UAL-PA-04761-LA-1801465R1	SA-2
Open Matters	Page 1

BOEING/ UNITED AIRLINES, INC. PROPRIETARY

2.                  Aircraft Configuration.

2.1       The initial configuration of Customer's Model 737-8 Aircraft and 737-10 Aircraft has been defined by Boeing 737-7, 737-8, 737-8200, 737-9, 737-10 Airplane Description Document No*** as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the 737-8 Aircraft and the 737-10 Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1        For the 737-10 Aircraft, Boeing has provided Customer with Customer Specific *** Selection packages and Customer has provided its selections.

2.1.2        For the 737-8 Aircraft: No later than ***, Boeing will provide Customer with a proposal for *** features that can be incorporated into the 737-8 Aircraft during production.

2.1.3        Customer will then have *** to accept or reject the *** 737-8 Aircraft features which will establish Final Configuration of the 737-8 Aircraft.

2.1.4        Within *** following Final Configuration of the applicable Aircraft, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.4.1  Changes applicable to the basic Model 737-8 and 737-10 aircraft, as applicable, which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.4.2  Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those *** features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.4.3  Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

2.1.4.4  Changes to the *** Features Prices, and *** to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for *** features reflected in the *** and the actual prices of the *** features reflected in the Customer Configuration Changes.

3.                  Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801470, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.                  Confidential Treatment.

UAL-PA-04761-LA-1801465R1	SA-2
Open Matters	Page 2

BOEING/ UNITED AIRLINES, INC. PROPRIETARY

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801472.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 12, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04761-LA-1801465R1	SA-2
Open Matters	Page 3

BOEING/ UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – 737-10 Aircraft and 737-9 Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801467R1.

1.             ***.

1.1          737-10 ***.

At the time of delivery of each 737-10 Aircraft, Boeing *** to Customer a *** the 737-10 *** which shall equal *** (737-10 ***).

1.2          ***.

At the time of delivery of the ***, Boeing *** to Customer ***.

1.3          737-9 Aircraft ***.

At the time of delivery of each 737-9 Aircraft, Boeing *** to Customer a *** 737-9 Aircraft ***

1.4          737-9 Aircraft ***.

At the time of delivery of each 737-9 Aircraft, Boeing *** Boeing represents that the *** of this 737-*** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.5          737-8 Aircraft ***.

At the time of delivery of each 737-8 Aircraft and each 737-8 *** Aircraft (each a 737-8 Aircraft for purposes of this Letter Agreement), Boeing ***

UAL-PA-04761-LA-1801467R2 Special Matters	BOEING I UNITED AIRLINES PROPRIETARY	SA-2 Page 1

1.6          737-8 ***

At the time of delivery of each 737-8 Aircraft, Boeing *** Boeing represents that the *** of this 737-*** is consistent with the terms of Letter Agreement 6 1162 KKT-080, as amended.

1.7          Special 737-8 ***.

***

2.            ***.

Unless otherwise noted, the amounts of the *** stated in (i) Paragraphs 1.1 through 1.2 *** are in *** for 737-10 Aircraft; and (i)  Paragraphs 1.3 through 1.7 *** are in ***. The *** to the scheduled month of the respective Aircraft delivery pursuant to the Airframe *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be ***.

3.             737 Supplier Management.

It is Boeing’s 737 MAX design intent the 737 MAX ***. If a *** leads to a *** to be available only through a *** for the 737 MAX where ***, then *** for such affected *** will have the necessary agreements in place to provide 737 MAX ***. These ***, known as *** will include (but not be limited to) *** that the terms of such *** are commercially reasonable

4.            Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

5.            Assignment.

Unless otherwise noted herein, *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***

6.             Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

UAL-PA-04761-LA-1801467R2 Special Matters	BOEING I UNITED AIRLINES PROPRIETAR	SA-2 Page 2

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801467R2 Special Matters	BOEING I UNITED AIRLINES PROPRIETARY	SA-2 Page 3

ACCEPTED AND AGREED TO this

Date:	December 12, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801467R2 Special Matters	BOEING I UNITED AIRLINES PROPRIETARY	SA-2 Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Aircraft – 737-*** and 737-***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             Right to Purchase *** Aircraft

.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft and 737-*** Aircraft as *** aircraft (*** Aircraft).

2.             Delivery.

The number of aircraft and delivery months are listed in Attachment A-1 and A-2 (collectively Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** Nominal Delivery Month of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery month for each *** Aircraft with a Nominal Delivery Month in such calendar year.

3.             Configuration.

3.1         Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** and 737-*** aircraft, as applicable, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2         Subject to ***, the *** Aircraft ***, provided that it can achieve *** which would result pursuant to the provisions of Article 3.1.

4.             Price.

4.1         The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.

4.2         The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall *** in accordance with the terms set forth in Article 2.1.5 (***) of the AGTA.

4.3       The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

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***Aircraft – 737-***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.             Payment.

5.1         ***

5.2         Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.

5.3         At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid at the time of delivery.

6.             ***.

6.1         Customer may *** by giving written notice to Boeing on or before the date ***

6.2         After receipt of Customer’s ***.

6.3         ***

7.             Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within ***, either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will ***.

8.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022R1	SA-2
***Aircraft – 737-***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807022R1	SA-2
***Aircraft – 737-***	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R1

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	Subject to confirmation	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe*** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	*** Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$***	$***	$***	$***
	Total:	***

* Nominal delivery *** pursuant to §2 of Letter Agreememt UAL-PA-04761-LA-1807022 including any successor thereof.

UAL-PA-04761-112118-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-2, MAX *** Att. A-1, Page 1

Attachment A-2 to Letter Agreement No. UAL-PA-04761-LA-1807022R1

737-***Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	Detail Specification:	***
Engine Model/Thrust:	CFMLEAP-1B27	*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Option Aircraft			***	*** Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery ****	Price Per A/P
***	***	***	***	***	***	***	$***	$***	$***	$***
	Total:	***

* Nominal delivery *** pursuant to §2 of Letter Agreememt UAL-PA-04761-LA-1807022 including any successor thereof.

Execution Version SA-2 to 737 Purchase Agreement No. 04761, Page 55 of 67

UAL-PA-04761-112118-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-2, MAX *** Att. A-2, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-1807490R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737*** Aircraft and 737***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807490.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each 737-*** Aircraft and 737-*** Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any 737-*** Aircraft and any 737-*** Aircraft arising as a result of *** of Customer’s aircraft model ***.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	***

4.1.4        In the event that Boeing *** the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.

4.2              If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing ***.

UAL-PA-04761-LA-1807490R1 *** 737-*** & 737-*** Aircraft	SA-2 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.2.1        Within *** of Boeing’s receipt of *** notice for any such ***Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer ***.

4.2.2        Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be calculated in accordance with Article 4.1.2.

4.3              In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5.	***

6.	***.

7.	Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** to Supplemental Exhibit AE1, and which pertains to the Program Aircraft ***.

8.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

UAL-PA-04761-LA-1807490R1 *** 737-*** & 737-*** Aircraft	SA-2 Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2018

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04761-LA-1807490R1 *** 737-*** & 737-*** Aircraft	SA-2 Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B

*** Factors - *** Base Year

***

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BOEING/UNITED AIRLINES, INC. PROPRIETARY